SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of Earliest Event Reported):  July 30, 1997



                         Commission file number: 0-27478



                   BALLY TOTAL FITNESS HOLDING CORPORATION
           (Exact name of registrant as specified in its charter)



                     Delaware                           36-3228107
          (State or other jurisdiction of            (I.R.S. Employer
          incorporation or organization)            Identification No.)



   8700 West Bryn Mawr Avenue, Chicago, Illinois           60631
     (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (773) 380-3000
















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                             Exhibit Index on Page 2

                   BALLY TOTAL FITNESS HOLDING CORPORATION
                                    FORM 8-K
                                 Current Report


Item 5.     Other Events

            On July 30, 1997, Bally Total Fitness Holding Corporation announced results for the quarter ended June 30, 1997. A copy of the press release relating to the results for the quarter is attached as
            Exhibit 99 hereto and is incorporated herein by reference. All adjustments have been recorded which are, in the opinion of management, necessary for a fair presentation of the information included in the press release. All such adjustments were of a normal recurring nature.


Item 7.     Financial Statements and Exhibits

            c.   Exhibits

                 99  Press Release dated July 30, 1997



                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   BALLY TOTAL FITNESS HOLDING CORPORATION
                                   ---------------------------------------
                                                 Registrant


Dated:  August 4, 1997                        /s/ Cary A. Gaan
                                  ----------------------------------------
                                                Cary A. Gaan
                                            Senior Vice President



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